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                                                     Exhibit 10.1

                                                     10/18/96
                            SEVENTH AMENDMENT TO
                         LOAN AND SECURITY AGREEMENT

       THE SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
("Seventh Amendment") is made as of the 22nd day of October, 1996, by and among Morgan Products Ltd., a Delaware corporation having its chief executive office at 469 McLaws Circle, Williamsburg, Virginia 23185 ("Borrower"), the lenders who are or who may from time to time become signatories hereto ("Lenders") and Fleet Capital Corporation, a Connecticut corporation having an office at 200 West Madison Street, Chicago, Illinois 60606 ("FCC") which is the successor-in-interest to Barclays Business Credit, Inc., as agent for the Lenders ("FCC," in such capacity being "Agent")

                          WITNESSETH:

       WHEREAS, FCC, as Agent and Lender, and Borrower entered into a certain Loan and Security Agreement dated as of July 14, 1994 as amended by (i) a certain First Amendment to Loan and Security Agreement ("First Amendment") dated as of September 30, 1994 by and among Agent, Borrower and the lender signatories thereto, (ii) a certain Second Amendment to Loan and Security Agreement ("Second Amendment") dated as of October 20, 1994 by and among Agent, Borrower and the lender signatories thereto, (iii) a certain First (sic) Amendment to Loan and Security Agreement ("Third Amendment") dated as of March 29, 1995 by and among Agent, Borrower and the lender signatories thereto, (iv) a certain Fourth Amendment to Loan and Security Agreement ("Fourth Amendment") dated as of October 30, 1995 by and among Agent, Borrower and the lender signatories thereto, (v) a certain Fifth Amendment to Loan and Security Agreement ("Fifth Amendment") dated as of June 30, 1996 by and among Agent, Borrower and the lender signatories thereto, (vi) and a certain Sixth Amendment to Loan and Security Agreement ("Sixth Amendment") dated as of August 30, 1996 by and among Agent, Borrower and the lender signatories thereto. Said Loan and Security Agreement, as amended from time to time, is hereinafter referred to as the "Loan Agreement"; and

        WHEREAS, Borrower, Lenders and Agent desire to amend and modify certain provisions of the Loan Agreement.

        NOW THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained, and any extension of credit heretofore, now or hereafter made by Lenders and Agent to Borrower, the parties hereto hereby agree as follows:

        1. SECTION 3.3. Section 3.3 of the Loan Agreement is hereby deleted and the following is inserted in its stead:

        "3.3 TERM OF AGREEMENT. Subject to Lenders' right to cease making Loans to Borrower at any time upon or after the occurrence and during the continuance of any Default or Event of Default and subject to Borrower's right to terminate this Agreement pursuant to Section 3.4, this

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Agreement shall be in effect for a period from July 14, 1994, through and including the Commitment Termination Date."

       2. Specific Financial Covenants. Section 9.3(D) of the Loan Agreement is hereby deleted and the following is inserted in its stead:

        "9.3(D) MINIMUM EXCESS REVOLVING CREDIT LOAN AVAILABILITY. Maintain as of any date within the Term hereof, average Excess Revolving Credit Loan Availability for the date of determination and the immediately previous twenty-nine (29) days of, no minimum from July 14, 1994 through October 29, 1995; $8,000,000 or more from October 30, 1995 through October 20, 1996; $5,000,000 or more from October 21, 1996 through November 30, 1996; and $8,000,000 or more from December 1, 1996 and thereafter."

        2. CONTINUING EFFECT. Except as otherwise specifically set out herein, the provisions of the Loan Agreement shall remain in full force and effect.

       IN WITNESS WHEREOF, this Seventh Amendment has been duly executed as of the day and year specified at the beginning hereof.

                        MORGAN PRODUCTS LTD., ("Borrower")

                        By:/s/ Dawn E. Neuman
                           -------------------------------
                           Name: Dawn E. Neuman
                           Title: Treasurer, Assistant Secretary

                        FLEET CAPITAL CORPORATION ("Agent" and
                        "Lender")

                        By:
                           -------------------------------
                           Name: Robert Lund
                           Title: Vice President

                        HARRIS TRUST AND SAVINGS BANK ("Lender")

                        By:/s/ Lee A. Vandermyde
                           -------------------------------
                           Name:Lee A. Vandermyde
                                --------------------------
                           Title:Vice President
                                 -------------------------